Vanguard Variable Insurance Fund Mid-Cap Index Portfolio

Supplement to the Prospectus and Summary Prospectus

New Target Index

Effective immediately, Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has begun tracking its new target index, the CRSP US Mid Cap Index, as previously approved by the Portfolio’s board of trustees. The board believes that the new target index is well-constructed and offers comprehensive coverage of the Portfolio’s market segment. In addition, Vanguard’s agreement with the new index provider may result in considerable savings to shareholders over time in the form of lower expense ratios.

The new index measures the same market segment as the previous index, so the investment objective and risks described in the Portfolio’s current prospectus will not change. The Portfolio’s new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the previous index.

Prospectus and Summary Prospectus Text Changes

The paragraph under “Primary Investment Strategies” is replaced with the following:

The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

The paragraph under “Annual Total Returns” is replaced with the following:

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown.

The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

The following credit line is added:

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

Prospectus Text Changes

The following replaces similar text in the More on the Portfolio(s) section:

The Mid-Cap Index Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. In seeking to replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the CRSP US Mid Cap Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. All, or substantially all (but in no event less than 80%), of the Portfolio’s assets will be invested in stocks that make up the Index. The actual stocks that make up the Index are chosen by CRSP. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

Historically, mid-cap stocks have been more volatile than—and at times have performed quite differently from—the large-cap stocks that dominate the overall stock market. There is no certainty, however, that this pattern will continue in the future.

Vanguard funds are not sponsored, endorsed, sold, or promoted by the University of Chicago or its Center for Research in Security Prices, and neither the University of Chicago nor its Center for Research in Security Prices makes any representation regarding the advisability of investing in the funds.

© 2013 The Vanguard Group, Inc. All rights reserved.
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